                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 29, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                  001-13533             74-2830661
-------------------------------      ------------      --------------------
(State or other jurisdiction of      (Commission         (I.R.S. Employer
 incorporation or organization)      File Number)       Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 11, 2007, NovaStar Financial, Inc. (the "Company") entered into a commitment letter (the "Commitment Letter") setting forth the terms of a commitment for additional financing in an amount up to $100 million arranged by
Wachovia Capital Markets, LLC and certain of its affiliates ("Wachovia"). In addition to the new financing, the Commitment Letter provides for the parties to commence negotiation of a comprehensive financing facility to replace and expand the existing facilities in place between the Company and Wachovia. Wachovia has entered into certain lending facilities with the Company and its subsidiaries and routinely engages in other ordinary course financial transactions with the
Company and its subsidiaries, including but not limited to acting as an underwriter for certain securitizations sponsored by the Company.

The proposed additional financing will consist of two facilities, one of which is a repurchase facility collateralized by certain existing mortgage servicing rights carrying an interest rate of one-month LIBOR plus 375 basis points, and one of which is a repurchase facility collateralized by certain existing residual securities carrying an interest rate of one-month LIBOR plus 350 basis points. In addition, the mortgage servicing rights facility will be secured by all of the stock of NovaStar Mortgage, Inc., and the facilities will be cross-collateralized against each other and any other repurchase agreements between the Company and Wachovia. The advance rate under each facility will be up to 60% of the market value of the assets securing the facility, as determined from time to time by Wachovia. The aggregate amount outstanding under one facility will reduce the amount available under the other facility so that the aggregate amount outstanding at any time under both new facilities will not exceed $100 million. Loan proceeds from the additional financing facility will be used for general corporate purposes. The financing will have a term of 364 days, subject to automatic renewal for another 364 days unless Wachovia gives at least 120 days notice of its intention to terminate the facility on the maturity date. The financing will be guaranteed by the Company and certain of its subsidiaries. The Company will be required to pay Wachovia certain fees and expenses in connection with the facilities, including but not limited to a structuring fee, a usage fee, a prepayment fee, and a default fee. The Company will be required to notify Wachovia of any margin calls under any repurchase facilities the Company has with any third parties in excess of $5 million in the aggregate, in which event Wachovia will have the option to increase the aggregate amount available under other financing facilities between the Company and Wachovia and cause the Company to place the assets subject to the margin call on such facilities. Upon a change of control, Wachovia has the right to terminate the facilities and require the payment of a termination fee.

Under the mortgage servicing facility, NovaStar Mortgage, Inc. will remain the servicer of the pledged servicing rights, provided Wachovia will have the right to replace NovaStar Mortgage, Inc. as the servicer if (1) the tangible net worth of the Company falls below a certain amount, (2) NovaStar Mortgage, Inc.'s servicing rating is downgraded below a certain level by Moody's, S&P or Fitch or
(3) an event of default under either facility occurs.

The closing of the facilities is subject to certain customary closing conditions, including but not limited to completion of definitive documentation, receipt of approval from Wachovia's credit committee, absence of material litigation, absence of any material adverse change in the business, financial condition or assets of the Company and its subsidiaries, the tangible net worth of the Company (excluding good will) being not less than a specified amount, receipt of required third party consents and authorizations and certain other conditions. The parties expect that the definitive documentation for the facilities will contain representations and warranties, covenants and events of default which are substantially similar to those contained in the Wachovia
One-Year Repurchase Agreements, which are described below under the heading
"Wachovia Master Repurchase Agreement"

The Commitment Letter does not set forth all of the terms and conditions of the proposed facilities; rather, it only summarizes the major points of understanding which will be the basis of the final repurchase agreements.

A copy of the press release announcing this transaction is attached hereto as
Exhibit 99.1 and is hereby incorporated into this Item 1.01 by reference.

Wachovia Master Repurchase Agreement

On April 12, 2007, the Company and certain of its subsidiaries entered into short-term extensions of three existing one-year warehouse repurchase agreements with Wachovia (the "Wachovia One-Year Repurchase Agreements"), extending the termination date of the Wachovia One-Year Repurchase Agreements to April 20,
2007. As noted above, pursuant to the Commitment Letter, the Company and
Wachovia intend to negotiate a comprehensive financing facility to replace and expand the facilities currently in place between the Company and Wachovia, including the Wachovia One-Year Repurchase Agreements.

The Wachovia One-Year Repurchase Agreements consist of a Master Repurchase
Agreement that sets forth the terms of a repurchase facility under which certain subsidiaries of the Company may sell and Wachovia may purchase certain mortgage loans (the "Whole Loan Facility"), and a Master Repurchase Agreement that sets forth the terms of a repurchase facility under which certain subsidiaries of the
Company may sell and Wachovia may purchase certain mortgage securities (the
"Securities Facility"), in each case against an obligation of the relevant subsidiaries of the Company to repurchase the mortgage loans or mortgage securities purchased by Wachovia. The Company and certain of its other subsidiaries have guaranteed the obligations of the Company's subsidiaries under these facilities. The Whole Loan Facility and the Securities Facility each provide for borrowing capacity of $800 million, but amounts outstanding under both facilities combined cannot exceed $800 million in the aggregate. The
Wachovia One-Year Repurchase Agreements also include a Master Repurchase
Agreement between

NovaStar Mortgage, Inc. and Wachovia, providing for borrowing capacity of $1 million as required for certain regulatory purposes.

The Wachovia One-Year Repurchase Agreements were last renewed in April 2006, and were amended on March 29, 2007, to modify certain financial covenants and to expand the types of mortgage loans that can be financed under the Whole Loan
Facility.

Terms for the purchase of the mortgage loans and mortgage securities under the
Wachovia One-Year Repurchase Agreements consist of an advance rate at a specified percentage of the market value of the assets, and an interest rate of one month LIBOR plus an applicable rate. The Company, through its applicable subsidiaries, also pays Wachovia a specified commitment fee in quarterly installments based upon the aggregate borrowing capacity under the Whole Loan
Facility and the Securities Facility. If, in Wachovia's opinion, the market value of assets that are then subject to the Wachovia One-Year Repurchase
Agreements decreases for any reason, including a rise in interest rates or general concern about the value or liquidity of the assets, the Company and its applicable subsidiaries are required to repay the margin or difference in market value, or post additional collateral.

The Wachovia One-Year Repurchase Agreements contain certain customary covenants prohibiting fundamental changes in the nature of the business of the Company and its applicable subsidiaries, prohibiting certain mergers and sales of assets by the Company without Wachovia's consent, and prohibiting affiliate transactions that are not in the ordinary course of business. The agreements require that the consolidated tangible net worth of the Company exceed a specified minimum, and that the consolidated tangible net worth of the Company also exceed an amount equal to a portion of the value of various classes of assets held by the Company and its consolidated subsidiaries. In addition, the Company and its consolidated subsidiaries are required to maintain a certain minimum level of liquidity.

The Wachovia One-Year Repurchase Agreements provide for specified events of default, including but not limited to the failure of the applicable subsidiaries of the Company to make any payment due or to satisfy any margin call under the
Wachovia One-Year Repurchase Agreements, certain cross defaults involving other contracts to which the Company or any of its affiliates are a party, an act of insolvency occurring with respect to the Company or any of its affiliates, representations or warranties made by the Company or its applicable subsidiaries in the Wachovia One-Year Repurchase Agreements proving to be materially incorrect, failure by the Company or its applicable subsidiaries to comply with covenants or conditions in the Wachovia One-Year Repurchase Agreements, including but not limited to those noted above, material adverse changes to the business, condition, operations or properties of the Company or its applicable subsidiaries, and the occurrence of a change in control of the Company.

If an event of default exists under a Wachovia One-Year Repurchase Agreement,
Wachovia has the right, in addition to other rights and remedies, to accelerate the repurchase and other obligations of the Company and its subsidiaries under the

agreements and the related guaranties, to cause all income generated by the purchased assets to be applied to the accelerated obligations, to direct the servicer of the purchased mortgage loans or the issuer of the purchased mortgage securities to remit payments directly to Wachovia, to sell or retain the purchased assets to satisfy obligations owed to it under the Wachovia One-Year
Repurchase Agreements, and to recover any deficiency from the Company and its applicable subsidiaries. In addition, an event of default under any Wachovia
One-Year Repurchase Agreement would cross-default all other agreements between the Company or any of its affiliates, on the one hand, and Wachovia or any of its affiliates, on the other hand, and generally would permit Wachovia to set-off any of the obligations of the Company or its affiliates to Wachovia against any collateral pledged by the Company or any of its affiliates to
Wachovia under any other agreement. Further, the Company and its applicable subsidiaries would be liable to Wachovia for all reasonable legal fees or other expenses incurred in connection with the event of default, the cost of entering into replacement transactions and entering into or terminating hedge transactions in connection or as a result of the event of default, and any other losses, damages, costs or expenses arising or resulting from the occurrence of the event of default.

The Wachovia One-Year Repurchase Agreements, including all related amendments and guaranties, will, to the extent required by federal securities laws and regulations, be filed as exhibits to the next applicable periodic report of the
Company.

Item 8.01 Other Events

On April 11, 2007, the Company issued a press release entitled "NovaStar
Announces Commitment for an Additional $100 Million in Liquidity; Initiates
Formal Process to Explore Strategic Alternatives." The press release is attached as Exhibit 99.1 and is hereby incorporated into this Item 8.01 by reference.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management's beliefs, estimates, projections, and assumptions with respect to, among other things, our future operations, business plans and strategies, as well as industry and market conditions, all of which are subject to change at any time without notice. Actual results and operations for any future period may vary materially from those discussed herein. Some important factors that could cause actual results to differ materially from those anticipated include: our ability to generate and maintain sufficient liquidity on favorable terms; the size, frequency and structure of our securitizations;
our ability to sell loans we originate in the marketplace; impairments on our mortgage assets; increases in prepayment or default rates on our mortgage assets; increases in loan repurchase requests; inability of potential borrowers to meet our underwriting guidelines; changes in assumptions regarding estimated loan losses and fair value amounts; finalization of the amount and terms of any severance provided to terminated employees; finalization of the accounting impact of our previously-announced reduction in workforce; events impacting the subprime mortgage industry in general, including events impacting our competitors and liquidity available to the industry; the initiation of margin calls under our credit

facilities; the ability of our servicing operations to maintain high performance standards and maintain appropriate ratings from rating agencies; our ability to generate acceptable origination volume while maintaining an acceptable level of overhead; residential property values; our continued status as a REIT; interest rate fluctuations on our assets that differ from our liabilities; the outcome of litigation or regulatory actions pending against us or other legal contingencies; our compliance with applicable local, state and federal laws and regulations or opinions of counsel relating thereto and the impact of new local, state or federal legislation or regulations or opinions of counsel relating thereto or court decisions on our operations; our ability to adapt to and implement technological changes; compliance with new accounting pronouncements;
our ability to successfully integrate acquired businesses or assets with our existing business; the impact of general economic conditions; and the risks that are from time to time included in our filings with the SEC, including our Annual
Report on Form 10-K for the year ended December 31, 2006. Other factors not presently identified may also cause actual results to differ. Words such as
"believe," "expect," "anticipate," "promise," "plan," and other expressions or words of similar meanings, as well as future or conditional verbs such as
"will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. This Current Report speaks only as of its date and we expressly disclaim any duty to update the information herein.

Item 9.01  Financial Statements and Exhibits

     (d) Exhibits. The following exhibits are filed herewith:

          99.1 Press Release issued by NovaStar Financial, Inc. on April 11,
               2007, entitled "NovaStar Announces Commitment for an Additional
               $100 Million in Liquidity; Initiates Formal Process to Explore
               Strategic Alternatives."

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NOVASTAR FINANCIAL, INC.

DATE: April 17, 2007                   /s/ Gregory S. Metz
                                       -----------------------------------------
                                       Gregory S. Metz
                                       Chief Financial Officer

                                  Exhibit Index

Exhibit
Number
------

99.1 Press Release issued by NovaStar Financial, Inc. on April 11, 2007, entitled "NovaStar Announces Commitment for an Additional $100 Million in
     Liquidity; Initiates Formal Process to Explore Strategic Alternatives."